As filed with the Securities and Exchange Commission on December 26, 1996


                                                      Registration Nos. 33-37426
                                                                    and 811-6194

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  FORM N-1A/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

         Pre-Effective Amendment No.                           [ ]


         Post-Effective Amendment No. 9                        [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


         Post-Effective Amendment No. 9                        [X]

                        (Check appropriate box or boxes)
--------------------------------------------------------------------------------

                    THE CHACONIA INCOME & GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                        c/o American Data Services, Inc.
               24 West Carver Street, Huntington, New York 11743
             (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: 516-385-9580 or
                                 1-800-368-3322

--------------------------------------------------------------------------------

                         The Corporation Trust Company
                                32 South Street
                              Baltimore, MD 21202
                    (Name and Address of Agent for Service)
                                   Copies to:
                             Ulice Payne, Jr., Esq.
            Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c.
            1000 North Water Street, Suite 2100, Milwaukee, WI 53202
                                 414-298-8233
--------------------------------------------------------------------------------
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.
--------------------------------------------------------------------------------

It is proposed that this filing will become effective on January 26, 1997 pursuant to paragraph (a)(3) of Rule 485.

--------------------------------------------------------------------------------

                  Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, registrant hereby elects to register an indefinite number of shares of its securities under The Securities Act of 1933. Registrant will file a Rule 24(f)-2 Notice within six months of the fiscal year ended December 31.

                    THE CHACONIA INCOME & GROWTH FUND, INC.


                          Prospectus January __, 1997



                                                 TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----
Cross-Reference Sheet                                                                                       3

Cover Sheet                                                                                                 5

Summary of Fund Expenses                                                                                    6

Prospectus Summary                                                                                          8

Investment Objective and Policies                                                                           9

Basic Investment Techniques                                                                                10

Certain Investment Strategies and Special Risk Considerations                                              13

Management                                                                                                 14

How to Purchase Shares                                                                                     16

Distribution Plan and Service Fees                                                                         17

How to Redeem Shares                                                                                       18

Retirement Plans                                                                                           19

Dividends, Distributions and Taxes                                                                         19

General Information                                                                                        21
---------------


No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Advisor, certain registered broker-dealers ("selected broker-dealers") or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy in any state to any person to whom it is unlawful to make such offer in such state.

                    THE CHACONIA INCOME & GROWTH FUND, INC.

                             Cross-Reference Sheet
                           (as required by Rule 495)


Form N-1A Item
Part A                                                        Prospectus Caption
------                                                        ------------------
  1      Cover Page                                           Cover Page
  2      Synopsis                                             Summary of Fund Expenses;
                                                                Prospectus Summary
  3      Condensed Financial Information                      Not Applicable
  4      General Description of Registrant                    Investment Objective and Policies;
                                                                The Fund and Its Management;
                                                                Cover Page; Investment
                                                                Restrictions; Prospectus Summary
  5      Management of the Fund                               Management; Back Cover; Investment
                                                                Objective and Policies
  6      Capital Stock and Other Securities                   Dividends, Distributions and
                                                                Taxes; General Information
  7      Purchase of Securities Being Offered                 How to Purchase Shares
  8      Redemption or Repurchase                             How to Redeem Shares
  9      Pending Legal Proceedings                            Legal Proceedings

Part B
------
                                    Statement of Additional Information Caption
                                    -------------------------------------------
 10      Cover Page                                           Cover Page
 11      Table of Contents                                    Cover Page
 12      General Information and History                      Management
 13      Investment Objectives and Policies                   Investment Objectives and
                                                                Policies; Investment
                                                                Restrictions; Portfolio
                                                                Transactions and Brokerage
 14      Management of the Fund                               Management
 15      Control Persons and Principal Holders
           of Securities                                      Directors and Officers
 16      Investment Advisory and Other Services               Management
 17      Brokerage Allocation and Other
           Practices                                          Portfolio Transactions and
                                                                Brokerage
 18      Capital Stock and Other Securities                   Prospectus-General Information
 19      Purchase, Redemption and Pricing of
           Securities Being Offered                           How to Purchase Shares; How to
                                                                Redeem Shares
 20      Tax Status                                           Dividends, Distributions and
                                                                Taxes
 21      Underwriters                                         Not applicable
 22      Calculation of Performance Data                      Not applicable
 23      Financial Statements                                 Financial Statements

Part C
------
         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             DATED JANUARY__, 1997


                    THE CHACONIA INCOME & GROWTH FUND, INC.

                        c/o American Data Services, Inc.
                             24 West Carver Street
                              Huntington, NY 11743

                                 1-800-368-3322

                  The Chaconia Income & Growth Fund, Inc. (the "Fund") is an open-end, nondiversified management investment company which seeks high current income and capital appreciation. It seeks to meet its objective by investing the Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, the First and Second Unit Schemes (the "Schemes") of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. The minimum initial investment is $250. Subsequent investments will be a minimum of $100. There is no minimum initial investment if stockholders choose the continuing automatic transfer plan. (See "How to Purchase Shares"). For further information, contact the Fund at the address or telephone number shown above. There can be no assurance that the Fund's investment objective will be achieved.


                  INVESCO CAPITAL MGMT. INC. (the "Investment Manager") serves as Investment Manager to the Fund. The Investment Manager receives a management fee from the Fund and may be reimbursed by the Fund for certain distribution expenses in connection with a Rule 12b-1 distribution plan.


                  This prospectus concisely sets forth information a prospective investor should know about the Fund before investing. A Statement of Additional Information about the Fund and an Annual Report to Shareholders of the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the above address or by contacting certain registered broker-dealers ("selected broker-dealers"). The "Statement of Additional Information" is dated
January __, 1997 and is incorporated by reference into this Prospectus in its entirety.

                            -----------------------

                  Investors are advised to read this Prospectus and retain it for future reference.

                            -----------------------

                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES


Shareholder Transaction Expenses:


                  Maximum Sales Load Imposed on Purchases
                    (as a percentage of offering price)                         None
                  Maximum Sales Load Imposed on Reinvested
                    Dividends (as a percentage of offering
                   price)                                                       None
                  Deferred Sales Load (as a percentage of
                    original purchase price or redemption
                    proceeds, as applicable)                                    None
                  Redemption Fees (as a percentage of
                    amount redeemed)                                            None
                  Exchange Fee                                                  None

Annual Fund Operating Expenses
         (as a percentage of average net assets):

                  Management Fees(a) (variable--as a
                   percentage of average daily net assets)                      0.67%
                  12b-1 Fees                                                    0.50%
                  Service Fees(b)                                               0.01%
                  Other Expenses                                                1.40%
                  Total Fund Operating Expenses(a)(b)                           2.58%


         (a)The management fee will vary depending upon the Fund's average daily net assets and will be the greater of $50,000 or 0.75% of 1% on the first $10 million, 0.50% of 1% on the next $10 million and 0.25% of 1% over $20 million of the Fund's average daily net assets. Total Fund operating expenses will vary depending upon the management fee.


         (b) The service fees are payments made by the Fund to registered broker-dealers for personal service and/or the maintenance of shareholder accounts. The total Fund Operating Expense ratio is as of September 30, 1996.

         Example                                  1 year      5 years      10 years
You would pay the following expenses
  on a $1,000 investment, assuming
  (i) 5% annual return and
  (ii) redemption at the end of
  each time period:                              $26          $137         $291

                  The purpose of this table is to assist the investor in understanding the various costs and expenses of an investment in the Fund. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. The average commission rate period as of September 30, 1996 is $.0635.

                              FINANCIAL HIGHLIGHTS


The following Financial Highlights for a share of beneficial interest outstanding throughout the period shown has not been audited by Coopers & Lybrand, L.L.P., independent accountants, whose most recent report on the financial statements appears in the Fund's annual report, as filed with the Securities and Exchange Commission (the "SEC") on March 4, 1996. The Fund's Semi-Annual Report to Shareholders for the period June 30, 1996 was filed with the SEC on August 28, 1996. This table should be read in conjunction with the financial statements and notes thereto which are contained in such annual and semi-annual reports.

         ---------------------------------------------------------- -------------------- ------------------- -------------------
                                                                          19961                1995                1994
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Per share operating performance:
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Net asset value, beginning of period                    $12.13               $9.94             $10.20
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Income from investment operations:
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Net investment income                                     0.12                0.24               0.13
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Net realized and unrealized gain (loss) on                0.08                2.47              (0.13)
                  investments
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Total from investment operations                                   0.20                2.71                .00
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Less distributions:
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Dividend from net investment income                      (0.00)              (0.23)             (0.13)
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Distribution in excess of net investment                 (0.00)               0.002              0.002
                  income and realized gains
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Distribution from realized gains                         (0.00)              (0.28)             (0.13)
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Total distributions                                               (0.00)              (0.51)             (0.26)
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Net asset value, end of period                                   $12.33              $12.13              $9.94
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Total return based on net asset value per share3                  $1.65               27.16%               0%
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Ratios/supplemental data:
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Net assets, end of period                             $9,104,000           $17,809,000        $12,315,000
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Ratios to average net assets:
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Expenses                                                2.58%4               2.37%                2.87%
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
                  Net investment income                                   1.33%4               2.09%                1.25%
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------

         ---------------------------------------------------------- -------------------- ------------------- -------------------
         ---------------------------------------------------------- -------------------- ------------------- -------------------
         Portfolio turnover rate                                          54.75%               26.23%              40.13%
         ---------------------------------------------------------- -------------------- ------------------- -------------------

--------------------

1  Unaudited financial numbers for the period ended September 30, 1996.


2  Less than $.01 per share.

3  Not annualized, excluding sales charge.


4  Annualized.

                               PROSPECTUS SUMMARY


                  The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus:

                  THE FUND: The Fund is a Maryland corporation, incorporated on October 24, 1990, and registered as a open-ended, nondiversified, management investment company under the Investment Company Act of 1940 ("1940 Act").

                  INVESTMENT OBJECTIVE: The Fund's investment objective is to seek high current income and capital appreciation. It seeks to meet its objective by investing the Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, American Depository Receipts ("ADRs"), the Schemes of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. Under normal market conditions, the Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. For purposes of this investment policy, equity securities are defined as: common stocks, preferred stocks, warrants, stock rights, convertible bonds and convertible debentures.

                           There is no assurance that the Fund will achieve its
investment objective. The investment objective of the Fund and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without stockholder approval. Its other investment policies may be changed by the Board of Directors without stockholder approval.

                  INVESTMENT RISKS: All investments, including mutual funds, have risks and no investment is suitable for all investors. The Fund may invest in both large and small companies. Investment in small companies involve greater risk than is customarily associated with more established companies. The Fund may invest in short, medium or long term interest bearing obligations which have the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. The Fund may invest in securities of companies and governments of foreign nations that involve certain risks which are in addition to the usual risks inherent in U.S. investments.

                  MANAGEMENT AND FEES: The Investment Manager is compensated for its services and its related expenses at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25% of 1% over $20 million of the Fund's average daily net assets. The Investment Manager may receive 12b-1 fees as reimbursement for certain distribution expenses.


                  HOW TO PURCHASE SHARES: Shares of the Fund may be purchased through selected broker-dealers and from American Data Services, Inc., Transfer Agent for the Fund ("Transfer Agent"), at the public offering price per share next determined after receipt of an order by either a registered broker-dealer or the Fund's Transfer Agent, in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment is $250. Subsequent investments will be a minimum of $100. There is no minimum initial investment if stockholders opt to invest through the continuing automatic transfer plan. See "How to Purchase Shares." Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See "Retirement Plans."


                  HOW TO SELL SHARES: Shares of the Fund may be redeemed through selected broker-dealers and the Transfer Agent by the stockholder at any time at the net asset value per share next determined after the redemption request is received by either a registered broker-dealer or the Transfer Agent in proper form. See "How to Redeem Shares."

                  DIVIDENDS AND REINVESTMENT: Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a stockholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

INVESTMENT OBJECTIVE AND POLICIES

                  The investment objective of the Fund is to seek high current income and capital appreciation. It seeks to meet its objective by investing the Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, ADRs, the Schemes of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. There can be no assurance that the Fund will be able to achieve its objective.

                  The Fund intends to invest in the Schemes of the Trinidad and Tobago Unit Trust Corporation only if the Fund determines that there are no adverse restrictions to realizing an investment in the Schemes of the Trinidad and Tobago Unit Trust Corporation and the Investment Manager believes the potential rewards from the Schemes of the Trinidad and Tobago Unit Trust Corporation are greater than the other investments described above.

                  The Fund's investment policy will emphasize debt instruments to achieve the Fund's current income objective. Under normal market conditions, the Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. The investment in equity securities versus debt securities will depend upon the Investment Manager's evaluation of the relative merits and risks of equity securities versus bonds.

                  The attractiveness of nongovernment instruments will be judged based upon their potential return enhancement and creditworthiness. Potential return is determined by observing the existing yield spread differential within a historical context and purchasing such instruments only when the differential is at levels which are above a long-term mean. Within the investment credit spectrum, to ensure protection of principal, additional credit analysis will be undertaken in employing the Investment Manager's proprietary analytical techniques and data bases to further reduce the risk.


                  In determining the maturity of the debt securities the Fund invests in, the Investment Manager will focus on whether the level of real yield, after taking into account inflation, is adequate to compensate for the greater volatility and risks associated with debt securities having a greater maturity. Generally, the longer the maturity of a debt security, the greater its price volatility. Conversely, the shorter the maturity, the lower its price volatility. During a typical credit cycle, the average duration implied by this discipline will likely average 5 years within a range normally of 2.5 to 8 years.


                  In determining what equity securities the Fund will invest in, the Investment Manager will focus on the actual earnings, return on equity and dividend history of the company. The Investment Manager will seek to invest in equity securities of companies whose shares are undervalued based on the current price relative to the long-term record of the company. For purposes of this investment policy, equity securities are defined as: U.S. and foreign common stocks, ADRs, warrants, convertible bonds, convertible debentures, preferred stock and stock rights. No more than 5% of the Fund's net assets may be used to purchase warrants or stock rights. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specified time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may not purchase options on equity securities. Debt securities are defined as: U.S. and foreign nonconvertible company bonds, U.S. and foreign government securities and commercial paper.

                  The Fund intends to invest in a variety of securities, with differing issuers, maturities and interest rates. If the Investment Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position and may invest up to 100% of the Fund's assets in high quality commercial paper and short-term U.S. Government securities such as Treasury Bills and Treasury Notes. The Fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." The average U.S. dollar weighted duration of the Fund's portfolio is not expected to exceed ten years.

                  The Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude debt securities having a maturity at the date of purchase of one year or less.

                  Subject to its investment policy of normally investing at least 25% of its total assets in U.S. Government securities, investment grade corporate bonds and investment grade foreign government bonds, the Fund is permitted to invest in (1) U.S. dollar denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers and
(2) income producing equity securities of companies domiciled in the United States (some of which may be denominated other than in U.S. dollars). Some of these securities are issued in the Eurodollar market by multinational banks and companies which may have operations in Trinidad and Tobago.

                  The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets after giving effect to the borrowing. The Investment Manager of the Fund will not purchase securities when borrowings exceed 5% of total assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

BASIC INVESTMENT TECHNIQUES

Securities Subject to Reorganization

                  The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

                  In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by stockholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such consistencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses, as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. In making these investments, the Fund will not violate any of its investment restrictions including the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and
(b) it will not invest 25% or more of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses, as well as make it more difficult for the Fund to meet the test for favorable tax treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") (see "Dividends, Distributions and Taxes"). The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments, as well as to monitor the effect of such investments on the tax qualifications test of the Code.

                  The Fund may not invest more than 15% of its net assets in
(1) securities which are restricted or for which market quotations are not readily available; (2) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (3) repurchase agreements having a maturity of more than seven days; and (4) other illiquid securities. The Fund will also treat non-U.S. Government interest-only or principal-only securities as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

Nonconvertible Debt Securities

                  Under normal market conditions, the Fund will invest at least 25% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Rated corporate bonds, as well as variable amount master demand notes; (2) Government securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (3) Commercial paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or which are unrated but of comparable quality as determined by the Investment Manager, are not investment grade. These securities are viewed by the rating agencies as being predominantly speculative in nature. They may be characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. The Fund will not invest any of its assets in noninvestment grade debt securities.

                  Although fixed income securities rated BBB by S&P or Baa by Moody's, at the time of investment, are investment grade, these securities are subject to risks such as market price volatility, creditworthiness, relative liquidity of secondary trading market and other speculative characteristics of lower-rated securities which could have an adverse effect on the net asset value of the Fund. These securities are subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower-yielding, higher-rated, investment grade fixed income securities. The Fund will liquidate any fixed income securities held in its portfolio whose rating is downgraded below BBB by S&P or Baa by Moody's. The net asset value of the Fund could be adversely affected by such liquidation transactions.

                  The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall.

U.S. Government Securities

                  The U.S. Government Securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

                  The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

                  In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).
The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investments in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

The Schemes of the Trinidad and Tobago Unit Trust Corporation

                  The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981). The Unit Trust Corporation's main office is located in the City of Port-of-Spain, Trinidad. The affairs of the Unit Trust Corporation are managed by a board of directors.

                  The Schemes of the Trinidad and Tobago Unit Trust Corporation are investment companies as defined under the 1940 Act and their respective investments are at all times identified separate from the investments of the Unit Trust Corporation itself. Accounts of each of the Schemes of the Trinidad and Tobago Unit Trust Corporation are prepared separately from those of the Unit Trust Corporation. When an investor purchases units from the Unit Trust Corporation, he is purchasing units issued from the Schemes of the Trinidad and Tobago Unit Trust Corporation. The transaction is administered by the Unit Trust Corporation on behalf of the Schemes of the Trinidad and Tobago Unit Trust Corporation.


                  The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities. As of September 30, 1996, the Schemes of the Trinidad and Tobago Unit Trust Corporation had an aggregate of $212,850,000 (U.S. dollars) under management and approximately 137,000 unitholders.


                  The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.

                  The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Trinidad and Tobago Unit Trust Corporation or any other investment companies. No more than 10% of the Fund's total assets may be used to purchase any securities of investment companies. The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the investment company. The Fund will pay an investment management fee when it invests in the Schemes of the Trinidad and Tobago Unit Trust Corporation.


                  As of September 30, 1996, the Unit Trust Corporation beneficially owned 12.363% of the outstanding voting stock of the Fund.


CERTAIN INVESTMENT STRATEGIES AND SPECIAL RISK CONSIDERATIONS

                  All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long term investors who can accept the fluctuations in portfolio value and other risks associated with the primary objective of seeking current income and capital appreciation through investment in securities. There can be no assurance that the Fund will achieve its objective.

                  The Fund will not make significant investments in securities of any one issuer to reduce risk. Although risk cannot be eliminated, this strategy reduces the impact of any single investment. The Fund may invest in both large and small companies. Investments in small companies involve greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

                  Any investment by the Fund in short, medium or long term interest bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Fixed income instrument prices are inversely related to interest rate movements, but proportional to the maturity of the instruments. That is, long-term instrument prices rise or fall more than short-term instruments for a given change in interest rates. Certain risk factors are also associated with other investment practices of the Fund (none of which is expected to involve more than 25% of the Fund's net assets), including investing in debt securities and investing in foreign securities. Although the Fund does not purchase securities with a view of rapid turnover, there are no limitations on the length of time portfolio securities must be held. The Fund's portfolio turnover rate is not expected to exceed 100%. A portfolio turnover exceeding 100% generally results in increased transaction expenses and the realization of capital gains and losses.


                  There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, devaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or from other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of the Fund's assets, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains to be distributed to shareholders by the Fund. In addition, many of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a U.S. company or U.S. Government entity. Foreign issuers are not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to some foreign countries, there is the possibility of expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, including the withholding of dividends, political or social instability or domestic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital investment, resource self-sufficiency and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof) and many, if not all, of the foregoing considerations apply to such investments as well. Finally, securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies, and certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

                  Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities and the Fund may be affected unfavorably by exchange control regulations. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges and the expense of maintaining securities with foreign custodians.

MANAGEMENT

Board of Directors

                  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, its Custodian, its Transfer Agent, selected broker-dealers and its Administrator. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.


                  The Board of Directors is presently comprised of five members, three of whom reside outside the United States. Directors
Rolston Nelson, Roosevelt Williams and Clarry Benn are residents of the Republic of Trinidad and Tobago. The Fund presently has one vacancy on the Board of Directors which it expects to fill by April 1, 1997. Clarry Benn also serves as an executive officer of the Fund.


                  The Maryland General Corporation Law subjects all directors and officers of the Fund to fiduciary duties for the lawful management of the Fund's organization and operation, including federal and state securities laws. Investors of the Fund may not be able to effect service of process within the United States upon the Fund's nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.

                  The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors of the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Fund.

The Investment Manager

                  The Investment Manager is subject to the control of the Fund's Board of Directors. The Investment Manager was incorporated as a registered investment advisor in 1971. In November 1985, the Investment Manager entered into a limited partnership with Britannia Arrow Holdings, PLC, a major U.K. financial services company, to pursue global investment business. The Investment Manager was the general partner. In December 1988, the two firms completed a merger, creating the global investment organization of INVESCO, with offices worldwide.

                  The Investment Manager manages over $35 billion in retirement fund assets for over 300 institutional clients located throughout the U.S., the U.K. and Japan. The Investment Manager's clients include corporate pension and profit sharing plans, public funds, jointly-trusteed funds, endowment and foundation accounts. The Investment Manager has provided investment advisory services to registered investment companies.


                  On November 4, 1996, the Investment Manager announced that it has agreed to merge with A I M Management Group, Inc. ("AIM"), one of the largest mutual fund managers in the United States. AIM's business is primarily retail-oriented and focused on mutual funds marketed by financial consultants in the United States. AIM's business fits well within the Investment Manager's focus on institutional money management and no-load funds. The Investment Manager will be able to sell its successful value products through AIM's extensive marketing organization. AIM will have access to the Investment Manager's extensive international capabilities. This merger will result in a new financial services company, well-equipped to provide the Fund and investors with a comprehensive spectrum of investment management capabilities. The merger is expected to be completed in February 1997, upon which time the new name of the Investment Manager will be AMVESCO. The Investment Manager believes that the intended merger will in no way impair its service to the Fund.


                  The Investment Manager is authorized to consider sales of shares of the Fund as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," i.e., prompt and efficient execution at the most favorable securities price.

                  Under the Investment Management Agreement, between the Fund and the Investment Manager, the Fund pays the Investment Manager a fee, computed daily, and payable monthly, at the annual rate of the greater of $50,000 or 0.75% of 1% on first $10 million, 0.50% of 1% on next $10 million and 0.25% of 1% over $20 million of the Fund's average daily net assets. The minimum management fee of $50,000 or 0.75% of 1% on the first $10 million is higher than most investment companies are charged. The management fee charged on average daily net assets in excess of $10 million is not higher than most investment companies are charged. The Fund and the Investment Manager believe the fee is appropriate considering the investment objective of the Fund.

Administrator

                  American Data Services, Inc. (the "Administrator"), located at 24 West Carver Street, Huntington, New York 11743, serves pursuant to an agreement with the Fund (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, the Administrator will assist in the Fund's administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain the Fund's operating expense budget.

Fund Operating Expenses

                  In addition to the management fee payable to the Investment Manager, the Fund is responsible for its operating expenses, including:
(i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums;
(iv) compensation and expenses of, directors other than those affiliated with the Investment Manager; (v) legal and audit expenses; (vi) fees and expenses of the Custodian, shareholder service or Transfer Agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to stockholders; (ix) other expenses incidental to holding any stockholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor;
(xi) Rule 12b-1 fees paid by the Fund in connection with the Distribution Plan;
(xii) service fees paid by the Fund in connection with the personal service and/or maintenance of shareholder accounts; and (xiii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.


                  See the Statement of Additional Information for more information as to the Fund's Board of Directors, Officers, the Investment Manager and its operating expenses.


HOW TO PURCHASE SHARES

Opening an Account

                  In order to invest in the Fund, an investor must first complete and sign an account application. Shares of the Fund may be purchased either by mail or by telephone through selected broker-dealers who have a sales agreement with the Fund or through the Transfer Agent, at the offering price next determined after receipt of an order by selected broker-dealers or the Transfer Agent, in proper form. The offering price is the net asset value per share of the Fund.

                  The Fund may from time to time pay a bonus or other incentive to the selected dealers that employ a sales representative who sells a minimum dollar amount of shares of the Fund. Such bonus or other incentives may take the form of payment for travel expense including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States.

                  The minimum initial investment in the Fund including purchases for an Individual Retirement Account is $250. Subsequent investments are a minimum of $100 except for accounts that elect the continuing automatic transfer plan.


                  The minimum initial investment is waived for accounts that elect the continuing automatic transfer plan ($50 minimum monthly payment). To elect the continuing automatic transfer plan, complete the continuing automatic transfer plan section of the Fund's account application and include a voided unsigned check from the bank account to be debited. If you discontinue the continuing automatic transfer plan before your account reaches the required minimum initial investment, then the Fund reserves the right to close your account in accordance with the procedures described in "How to Redeem Shares." You should consider your financial ability to continue in the continuing automatic transfer plan in light of the Fund's right to close your account under certain circumstances or that you may find it necessary to redeem your account, either of which may occur in periods of declining Fund share prices or during periods of rising prices.


                  The Fund reserves the right to reject any order.

                  Purchase orders may either be placed with selected broker-dealers or submitted to the Transfer Agent as follows:

Purchase Placed With Selected Broker-Dealers

                  Selected broker-dealers may place orders for shares of the Fund on behalf of clients at the offering price next determined after receipt of the client's order made by calling the Transfer Agent. If the order is placed by a client with a selected dealer prior to 4 p.m. Eastern time on any day the New York Stock Exchange is open for trading, and forwarded to the Transfer Agent prior to 5 p.m. Eastern time on that day, it will be confirmed to the selected dealer at the applicable offering price determined that day. The selected broker-dealer is responsible for placing purchase orders promptly with the Transfer Agent and for forwarding payment.

Purchase Placed With Transfer Agent

                  Investors may mail an application form, together with a check payable to the Fund, directly to the Transfer Agent, at the following address:

                          American Data Services, Inc.
                          24 West Carver Street
                          Huntington, New York 11743

                  If the purchase being made is a subsequent investment, the stockholder should send a stub from a confirmation previously received from the Transfer Agent in lieu of the application form. If no such stub is available, a brief letter giving the registration of the account, the name of the Fund and the account number should accompany the check. In addition, the stockholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in United States dollars and must be drawn on United States banks.

                  Shares of the Fund will be purchased for the account of the investor by the Transfer Agent as agent for the investor's selected dealer at the offering price next determined after receipt by the Transfer Agent of the check together with the appropriate form or other identifying information.

                  The Fund offers additional services to investors, including plans for the systematic investment and withdrawal of money as well as prototype retirement programs. Information about these services is also available in the Statement of Additional Information or from selected broker-dealers or the Transfer Agent.

Net Asset Value

                  The Fund's net asset value per share is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of the Exchange, currently 4 p.m., Eastern time. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities will be the market value of such securities. See the Statement of Additional Information for further information.

DISTRIBUTION PLAN AND SERVICE FEES

                  The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

                  Pursuant to the Plan, registered broker-dealers and others ("Qualified Recipients") that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with the Fund may receive fees at rates determined by the Fund's Board of Directors. In addition, the Fund will purchase advertising, sales literature, other promotional material and marketing services. The Fund will reimburse the Investment Manager and Qualified Recipients for these expenditures, including interest expenses and other overhead items, during a fiscal year of the Fund, up to a limit of 0.50% of 1% on an annual basis of the Fund's average daily net assets, subject to compliance with guidelines adopted from time to time by the Board of Directors of the Fund.


                  No reimbursements under the Plan will be made for expenditures or fees for fiscal years prior to the fiscal year in question or in contemplation of future fees or expenditures. In addition to payments received pursuant to the Plan, Qualified Recipients which are selected dealers will receive a service fee in the amount of .25% of each shareholder account opened with the Fund as a result of a sale made by them of Fund shares. The service fee is paid by the Fund to the Qualified Recipient for the personal service and/or maintenance of shareholder accounts; and the Qualified Recipient may receive commissions on Fund portfolio transactions subject to the provisions of the Management Agreement (see the Statement of Additional Information).

                  The enactment of the National Securities Markets Improvement Act in October 1996 created an amendment to the 1940 Act. The changes in legislation will enable the Fund to distribute its shares to a broader number of states.


HOW TO REDEEM SHARES

                  The Fund will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in proper form, as described below. A stockholder wishing to redeem shares may do so at any time by writing to the Fund in care of its Transfer Agent at 24 West Carver Street, Huntington, New York 11743. The instructions should specify the name of the Fund, the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered. The redemption request will not be accepted unless it contains all required documents in proper form, as described below.

Proper Form

                  In addition to written instructions, if any shares being redeemed are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. The signatures on the certificates or stock powers, as well as the signatures on any redemption request concerning shares not represented by certificates, must conform to the requirements of the Transfer Agent. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the stockholder of record. Any questions concerning documents needed should be directed to the Transfer Agent.

Payments

                  Payment for shares tendered will be made within seven days after receipt by the Transfer Agent of instructions, certificates, if any, and other documents, all in proper form. Payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the SEC. Payment may also be delayed for any shares purchased by check until the Fund has determined that the purchase check will be honored, which may take up to 15 calendar days.

Redemption in Kind

                  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining stockholders of the Fund to make payment wholly or partly in cash, the redemption value may be paid in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares of the Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one stockholder. Should redemptions by any stockholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming stockholder would incur brokerage costs in converting the assets into cash.

Reinvestment Privilege

                  A stockholder who has redeemed all or part of his or her shares of the Fund may reinvest all or part of the redemption proceeds in shares of the Fund at the net asset value next computed after receipt of the reinvestment order if such reinvestment is effected within 30 days after the redemption. The privilege may be exercised only once by a stockholder. However, a stockholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in a qualified retirement plan. If the stockholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.

Redemption of Small Accounts


                  The Fund's Board of Directors may, in order to reduce the expenses of the Fund, redeem all of the shares of any stockholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $100, as a result of a transfer or redemption, or if the continuing automatic transfer plan is discontinued by a stockholder before the required minimum initial investment is attained, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. Stockholders will be given 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


RETIREMENT PLANS


                  If you are eligible, you may set up your account under an Individual Retirement Account ("IRA") which is obtainable from selected broker-dealers or the Transfer Agent. The minimum investment required to open an IRA for investment in shares of the Fund is $250 for an individual except that both the individual and his or her spouse would be able to establish separate IRAs if their combined investment is $400.

                  If you are under age 70-1/2, you can contribute up to the lesser of $2,000 or 100% of your compensation annually to an IRA. If your spouse is not employed, contributions of up to $2,000 may be made annually for each spouse (totaling $4,000) if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to IRAs are tax deductible only if you and your spouse are not covered by existing qualified retirement plans or, if covered, your incomes do not exceed certain amounts. However, whether your contributions are deductible or not, the income and capital gains on your IRA are not taxed until they are withdrawn. Investors should consult their own tax advisors about the establishment of retirement plans.


                  Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) plans which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $50 and a $50 minimum for additional investments.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

                  Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the stockholder elects otherwise, be paid on the payment date fixed by the Fund's Board of Directors in additional shares of the Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

Taxes

                  The Fund intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") in order to be relieved of federal income tax on that part of its net investment income and realized capital gains which it pays out to its stockholders. To qualify as a regulated investment company and to avoid payment of taxes at the fund level, the Fund will distribute substantially all of the net ordinary income and net capital gains to its stockholders as described above.

                  The Fund must meet the Code's diversification requirement that, at the end of each calendar quarter, no more than 25% of the Fund's assets may be invested in securities of a single issuer (other than Government Securities or the securities of other regulated investment companies) and at least 50% of the assets of the Fund must be invested in cash, cash items, receivables, U.S. Government Securities, securities of other regulated investment companies and other securities provided that, with respect to such other securities, the Fund does not (i) invest more than 5% of its assets in any one issuer; or (ii) own more than 10% of the outstanding voting securities of such issuer. The Fund (i) must also derive at least 90% of its annual gross income from certain specified sources and (ii) may not derive 30% or more of its annual gross income from the disposition of securities (or foreign currency positions not directly related to the Fund's principal business of investing in securities) held for less than three months. The U.S. Treasury Department is authorized to promulgate regulations under which certain foreign currency gains realized by the Fund may no longer be regarded as qualifying income under the 90% requirement.

                  All distributions, other than long-term capital gain distributions and exempt-interest dividends, are taxable to the Fund stockholders as ordinary income. Distributions of long-term capital gains, if designated as such by the Fund, are taxable as such, regardless of how long the stockholder has owned shares in the Fund. If a stockholder disposes of shares at a loss before having held the shares for longer than six months, such loss will be treated as a long-term capital loss to the extent a stockholder previously received a long-term capital gains dividend on the shares. Fund distributions are taxable whether distributed to stockholders in cash or additional shares. However, many tax-exempt entities may not be subject to tax on Fund distributions.

                  The Code generally requires the Fund to distribute, prior to December 31 in each year without regard to its fiscal year end, 98% of its ordinary income for that year and 98% of the capital gain net income, if any, realized during the one-year period ending on October 31 in that year. Distributions declared and payable to stockholders of record in October, November or December and paid in January will be treated for federal income tax purposes as if received by the stockholder in December. To the extent that the distribution requirement for a calendar year is not met, a 4% nondeductible excise tax on the undistributed amount would be assessed against the Fund.

                  In addition to the 98% distribution test described above necessary to avoid excise taxation, a second distribution test applies. To qualify for the preferential tax treatment under Subchapter M of the Code, the Fund must distribute annually the sum of 90% of its investment company taxable income (i.e., its taxable ordinary income and net short-term capital gain) and 90% of its net tax-exempt interest.

                  The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company.

                  Current federal tax law requires the holder of a security issued with "original issue discount" (including a zero coupon U.S. Treasury security) to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. A security has "original issue discount" if its face amount at maturity exceeds its issue price by more than a de minimis amount. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

                  The Transfer Agent will send stockholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to stockholders during the preceding year. This statement should be kept as a permanent record. A fee may be charged for any duplicate information requested.

                  Before investing in the Fund, individuals are advised to check the consequences of local and state tax laws, and the consequences for any retirement plan offering tax benefits.

GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

                  The Fund is a Maryland corporation, incorporated on October 24, 1990, and registered as an open-ended, nondiversified, management investment company under the 1940 Act. The authorized capital stock consists of 2,000,000 shares of common stock having a par value of ($.01) per share. The Fund's Board of Directors is authorized to divide the unissued shares into one or more classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Fund portfolio, and to fix the number of shares in any such class.

                  Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class. Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

                  There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the stockholder.

                  The Fund sends semiannual and annual reports to all of its stockholders which include a list of portfolio securities and the Fund's financial statements which shall be audited annually.

                  The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested in writing to the Transfer Agent by an investor who is a stockholder of record, the Fund does not issue certificates evidencing Fund shares.

                  The Corporation will hold an annual stockholder meeting each year. Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Fund's outstanding shares. The directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that stockholders will receive communication assistance in connection with calling such a meeting. At any meeting of stockholders duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

                  The Fund's organizing documents have been filed with the SEC as exhibits to the Fund's registration statement and can be found at the SEC, at the Fund's principal office or at the offices of the Fund's legal counsel.

Stockholder Approval

                  Other than elections of directors, which is by plurality, any matter for which stockholder approval is required by Maryland General Corporation Law and the 1940 Act, requires the affirmative vote of at least a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

Legal Proceedings

                  There are currently no pending material legal proceedings against the Fund or the Unit Trust Corporation.

Performance Information

                  The Fund may furnish data about its investment performance in advertisements, sales literature and reports to stockholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one and five year periods and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during the particular 30-day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods and/or based on investments at various sales charge levels or net asset values. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account.

Custodian


                  Star Bank is the custodian for the Fund's cash and securities.


Independent Accountants

                  Coopers & Lybrand, L.L.P. has been appointed independent accountants for the Fund.

Information for Stockholders


                  All stockholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Transfer Agent. For assistance, call 516-385-9580 or 1-800-368-3322.


                  This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement and the Annual Report to Shareholders of the Fund may be obtained without charge from the Fund or selected broker-dealers.

                            DATED JANUARY __, 1997


                    THE CHACONIA INCOME & GROWTH FUND, INC.

                      Statement of Additional Information

                  Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "SEC"). These securities may not be sold nor many any offers to buy be accepted prior to the time the registration becomes effective.

                  This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of The Chaconia
Income & Growth Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained from the Fund c/o American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743.

                               TABLE OF CONTENTS


                                                                         Cross-Reference
                                                                         to Page in the
                                                         Page               Prospectus
                                                         ----               ----------
Investment Objective and Policies                         24                     9

Basic Investment Techniques                               25                    10

U.S. Government Securities                                27                    11

Certain Investment Strategies and Special
  Risk Considerations                                     28                    13

Investment Restrictions                                   29                     -

Management                                                30                    14

Portfolio Transactions and Brokerage                      33                     -

Purchase and Redemption of Shares                         34                    16 & 18

Retirement Plans                                          35                    19

Dividends, Distributions and Taxes                        36                    19

Investment Performance Information                        38                     -

General Information                                       39                    21

Financial Statements                                      40                     -

Appendix-Description of Ratings                           41                     -

INVESTMENT OBJECTIVE AND POLICIES

                  The investment objective of the Fund is to seek high current income and capital appreciation. It seeks to meet its objective by investing the Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, American Depository Receipts ("ADRs"), the First and Second Unit Schemes (the "Schemes") of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. There can be no assurance that the Fund will be able to achieve its objective.

                  The Fund intends to invest in the Schemes of the Trinidad and Tobago Unit Trust Corporation only if the Fund determines that there are no adverse restrictions to realizing an investment in the Schemes of the Trinidad and Tobago Unit Trust Corporation and the Investment Manager believes the potential rewards from the Schemes of the Trinidad and Tobago Unit Trust Corporation are greater than the other investments described above.

                  The Fund's investment policy will emphasize debt instruments to achieve the Fund's current income objective. The Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. The investment in equity securities versus bonds will depend upon the Investment Manager's evaluation of the relative merits and risks of equity securities versus bonds.

                  The attractiveness of nongovernment instruments will be judged based upon their potential return enhancement and creditworthiness. Potential return is determined by observing the existing yield spread differential within a historical context and purchasing such instruments only when the differential is at levels which are above a long-term mean. Within the investment credit spectrum, to ensure protection of principal, additional credit analysis will be undertaken in employing the Investment Manager's proprietary analytical techniques and data bases to further reduce the risk.


                  In determining the maturity of the debt securities the Fund invests in, the Investment Manager will focus on whether the level of real yield, after taking into account inflation, is adequate to compensate for the greater volatility and risks associated with debt securities having a greater maturity. Generally, the longer the maturity of a debt security, the greater its price volatility. Conversely, the shorter the maturity, the lower its price volatility. During a typical credit cycle, the average duration implied by this discipline will likely average 5 years within a range normally of 2.5 to 8 years.


                  In determining what equity securities the Fund will invest in, the Investment Manager will focus on the price trend of the company's shares to determine the volatility of the price trend and how it relates to the earnings, return on equity and dividend history of the company. The Investment Manager will seek to invest in equity securities of companies whose shares are undervalued based on the inherent or long-term record of the company. For purposes of this investment policy, equity securities are defined as: U.S. and foreign common stocks, ADRs, warrants, convertible bonds, convertible debentures, preferred stock and stock rights. No more than 5% of the Fund's net assets may be used to purchase stock rights. The Fund may not purchase options on equity securities. Debt securities are defined as: U.S. and foreign nonconvertible company bonds, U.S. and foreign government securities and commercial paper.

                  The Fund intends to invest in a variety of securities, with differing issuers, maturities and interest rates. If the Investment Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position and may invest up to 100% of the Fund's assets in high quality commercial paper and short-term U.S. Government securities such as Treasury Bills and Treasury Notes. The Fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." The average U.S. dollar weighted duration of the Fund's portfolio is not expected to exceed ten years.

                  The Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude debt securities having a maturity at the date of purchase of one year or less.

                  Subject to its investment policy of normally investing at least 25% of its assets in U.S. Government securities, investment grade corporate bonds and investment grade foreign government bonds, the Fund is permitted to invest in (1) U.S. dollar denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers and
(2) income producing equity securities of companies domiciled in the United States (some of which may be denominated other than in U.S. dollars). Some of these securities are issued in the Eurodollar market by multinational banks and companies which may have operations in Trinidad and Tobago.

BASIC INVESTMENT TECHNIQUES

Securities Subject to Reorganization

                  The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of INVESCO CAPITAL MGMT., INC. (the "Investment Manager"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

                  In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by stockholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such consistencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses, as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. In making these investments, the Fund will not violate any of its investment restrictions including the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses, as well as make it more difficult for the Fund to meet the test for favorable tax treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") (see "Dividends, Distributions and Taxes"). The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments, as well as to monitor the effect of such investments on the tax qualifications test of the Code.

Nonconvertible Debt Securities

                  Under normal market conditions, the Fund will invest at least 25% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Rated corporate bonds, as well as variable amount master demand notes; unrated bonds are more speculative in nature than rated bonds; (2) Government securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; and (3) Commercial paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or which are unrated but of comparable quality as determined by the Investment Manager, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. The Fund will not invest any of its assets in noninvestment grade debt securities.

                  The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall.

                  If the Investment Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position and may invest up to 100% of the Fund's assets in high quality commercial paper and short term U.S. Government securities such as Treasury Bills and Treasury Notes.

Warrants and Rights

                  The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchange. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

When Issued, Delayed Delivery Securities and Forward Commitments

                  The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved.
In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Borrowing

                  The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets after giving effect to the borrowing. The Investment Manager of the Fund will not purchase securities when borrowings exceed 5% of total assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Loans of Portfolio Securities

                  To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements
(2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

U.S. GOVERNMENT SECURITIES

                  The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

                  The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

The Schemes of the Trinidad and Tobago Unit Trust Corporation

                  The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981). The Unit Trust Corporation's main office is located in the City of Port-of-Spain, Trinidad. The affairs of the Unit Trust Corporation are managed by a board of directors.

                  The Schemes of the Trinidad and Tobago Unit Trust Corporation are investment companies as defined under the 1940 Act and their respective investments are at all times identified separate from the investments of the Unit Trust Corporation itself. Accounts of each of the Schemes of the Trinidad and Tobago Unit Trust Corporation are prepared separately from those of the Unit Trust Corporation. When an investor purchases units from the Unit Trust Corporation, he is purchasing units issued from the Schemes of the Trinidad and Tobago Unit Trust Corporation. The transaction is administered by the Unit Trust Corporation on behalf of the Schemes of the Trinidad and Tobago Unit Trust Corporation.


                  The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities. As of September 30, 1996, the Schemes of the Trinidad and Tobago Unit Trust Corporation had an aggregate of $212,850,000 (U.S. dollars) under management and approximately 137,000 unitholders.


                  The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.

                  The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Trinidad and Tobago Unit Trust Corporation or any other investment companies. No more than 10% of the Fund's total assets may be used to purchase any securities of investment companies. The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the investment company.


                  As of September 30, 1996, the Unit Trust Corporation beneficially owned 12.363% of the outstanding voting stock of the Fund.


CERTAIN INVESTMENT STRATEGIES AND SPECIAL RISK CONSIDERATIONS

                  All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long term investors who can accept the fluctuations in portfolio value and other risks associated with the primary objective of seeking current income and capital appreciation through investment in securities. There can be no assurance that the Fund will achieve its objective.

                  The Fund will not make significant investments in securities of any one issuer to reduce risk. Although risk cannot be eliminated, this strategy reduces the impact of any single investment. The Fund may invest in both large and small companies. Investments in small companies involve greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

                  Any investment by the Fund in short, medium or long term interest bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Fixed income instrument prices are inversely related to interest rate movements, but proportional to the maturity of the instruments. That is, long-term instrument prices rise or fall more than short-term instruments for a given change in interest rates. Certain risk factors are also associated with other investment practices of the Fund (none of which is expected to involve more than 25% of the Fund's net assets), including investing in debt securities and investing in foreign securities. Although the Fund does not purchase securities with a view of rapid turnover, there are no limitations on the length of time portfolio securities must be held. The Fund's portfolio turnover rate is not expected to exceed 100%. A portfolio turnover exceeding 100% generally results in increased transaction expenses and the realization of capital gains and losses.


                  There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, devaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or from other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of the Fund's assets, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains to be distributed to stockholders by the Fund. In addition, many of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a U.S. company or U.S. Government entity. Foreign issuers are not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to some foreign countries, there is the possibility of expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, including the withholding of dividends, political or social instability or domestic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital investment, resource self-sufficiency and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof) and many, if not all, of the foregoing considerations apply to such investments as well. Finally, securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies, and certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

                  Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities and the Fund may be affected unfavorably by exchange control regulations. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges and the expense of maintaining securities with foreign custodians.

INVESTMENT RESTRICTIONS

                  The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                  The Fund may not:

                  1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

                  2. Make short sales of securities or maintain a short position and may not purchase or write options on securities, indices, foreign currencies or futures.

                  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of its total assets (not including the amount borrowed) and will not purchase securities while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

                  4. Buy or sell commodities or commodity contracts including futures contracts or buy or sell real estate or interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

                  5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

                  6. Make investments for the purpose of exercising control or management.

                  7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio), exclusive of Fund purchases of restricted securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public) if such purchases at the time thereof would not cause more than 15% of the value of the Fund's net assets to be invested in all such restricted or illiquid assets.

                  8. Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry. U.S. Government securities are excluded from this restriction.

                  The Fund observes the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

                  The Fund may not:

                  9.       Invest more than 15% of its net assets in
(i) securities which are restricted or for which market quotations are not readily available; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days.

                  10. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

                  11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                  12. Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

                  13. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

                  14. Invest in real estate limited partnerships, or oil, gas and other mineral leases.

MANAGEMENT

Board of Directors

                  The overall management of the business and affairs of the Fund is vested with its Board of Directors. The board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, its Custodian, its Transfer Agent, selected broker-dealers and its Administrator. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.


                  The Board of Directors is presently comprised of five members, three of whom reside outside the United States. Directors Rolston Nelson, Roosevelt Williams and Clarry Benn are residents of the Republic of Trinidad and Tobago. The Fund presently has one vacancy on the Board of Directors which it expects to fill by April 1997. Clarry Benn also serves as an executive officer of the Fund.

7
                  The Maryland General Corporation Law subjects all directors and officers of the Fund to fiduciary duties for the lawful management of the Fund's organization and operation, including federal and state securities laws. Investors of the Fund may not be able to effect service of process within the United States upon the Fund's nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.

                  The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors of the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Fund.

                  The directors and officers of the Fund, their business addresses and principal occupations during the past five years are as follows. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.


                                            Position(s) Held                    Principal Occupation
Name and Address                            With Registrant                     During Last Five Years
----------------                            ----------------                    ----------------------
*Rolston Nelson                             Director                            Barrister, Chambers of
Trinidad and Tobago                                                             Rolston Nelson,
Unit Trust Corporation                                                          Port-of-Spain,
74 Independence Square                                                          Trinidad and Tobago;
Port-of-Spain                                                                   Chairman of Trinidad
Trinidad and Tobago, W.I.                                                       and Tobago Unit Trust
                                                                                Corporation 1987 to
                                                                                Present.

*Clarry Benn                                Director and President              Executive Director, 9-96
Trinidad and Tobago                                                             to Present; Executive
Unit Trust Corporation                                                          Manager, Investments and
74 Independence Square                                                          Financial Trust
Port-of-Spain                                                                   Accounting, 8-92
Trinidad and Tobago, W.I.                                                       to 8-96; Manager of
                                                                                Investments both with
                                                                                Trinidad and Tobago
                                                                                Unit Trust Corporation.

Renrick Nickie                              Vice President &                    Executive Manager,
Trinidad and Tobago                         Treasurer                           Marketing and Operations,
Unit Trust Corporation                                                          8-92 to Present, Manager of
74 Independence Square                                                          Marketing, both with the Trinidad
Port-of-Spain                                                                   and Tobago Unit Trust
Trinidad and Tobago, W.I.                                                       Corporation.

Dr. John A. Cole                            Director                            Professor of Finance,
2943 Landing Way                                                                8-95 to Present,
Orangeburg, SC 29115                                                            South Carolina State
                                                                                University; Associate Professor of
                                                                                Finance, 8-89 to 7-95,
                                                                                Florida A&M University;
                                                                                Executive VP, 9-84 to Present,
                                                                                Financial Research Associates, Inc.

                                            Position(s) Held                    Principal Occupation
Name and Address                            With Registrant                     During Last Five Years
----------------                            -----------------                   ----------------------
Dr. Roosevelt J. Williams, Ph.D. and        Director                            Education Consultant, 1-96 to
Education Consultant                                                            Present; Assistant Professor
16 Purple Heart Drive                                                           of Howard University,
Homeland Gardens, Phase IV                                                      1989 to 12-95.
Cunupia, Trinidad, W.I.


Ulice Payne, Jr.                            Secretary                           Attorney and Shareholder,
Reinhart, Boerner,                                                              Reinhart, Boerner,
Van Deuren, Norris &                                                            Van Deuren, Norris &
Rieselbach, s.c.                                                                Rieselbach, s.c.,
Milwaukee, WI 53202                                                             February 1990 to Present.


                  The Fund pays directors who are not "interested persons" of the Fund nor employees of the Investment Manager $500 per meeting of the board attended by the director. Directors also are reimbursed for any expenses incurred in attending meetings.

The Investment Manager and the Management Agreement

                  Subject to supervision by the Fund's Board of Directors, investment management and administration services will be provided to the Fund by INVESCO CAPITAL MGMT. Inc. (the "Investment Manager") pursuant to an Investment Management Agreement dated October 29, 1992 ("Management Contract"). Under the Management Contract, the Investment Manager will provide a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities and futures. The Investment Manager also will supervise all matters relating to the operation of the Fund and will obtain clerical staff, office space, equipment and services. As compensation for its services, the Investment Manager will receive a monthly fee at an annual rate of the greater of $50,000 or 0.75% of 1% on first $10 million, 0.50% of 1% on next $10 million and 0.25% of 1% over $20 million of the Fund's average daily net assets. This fee is greater than that paid by most other funds.

                  Under the Management Contract, the Investment Manager will not be liable to the Fund for any error of judgment by the Investment Manager or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  The Management Contract was approved by the Board of Directors and by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Management Contract or any agreement related thereto ("Independent Directors"), and by the Fund's initial shareholder on September 25, 1992. The Management Contract will remain in effect until terminated by either party. The Management Contract shall be specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Management Contract will be submitted to the stockholders of the Fund for their approval at the first meeting of stockholders following the offering of the Fund's shares.

                  The Management Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to the Investment Manager. The Management Contract also may be terminated by the Investment Manager on 60 days' written notice to the Fund. The Management Contract terminates automatically upon its assignment (as defined in the 1940 Act).


                  On November 4, 1996, the Investment Manager announced that it has agreed to merge with A I M Management Group, Inc. ("AIM"), one of the largest mutual fund managers in the United States. AIM's business is primarily retail-oriented and focused on mutual funds marketed by financial consultants in the United States. AIM's business fits well within the Investment Manager's focus on institutional money management and no-load funds. The Investment Manager will be able to sell its successful value products through AIM's extensive marketing organization. AIM will have access to the Investment Manager's extensive international capabilities. This merger will result in a new financial services company, well-equipped to provide the Fund and investors with a comprehensive spectrum of investment management capabilities. The merger is expected to be completed in February 1997, upon which time the new name of the Investment Manager will be AMVESCO. The Investment Manager believes that the intended merger will in no way impair its service to the Fund.


Administrator

                  American Data Services, Inc. (the "Administrator") is located at 24 West Carver Street, Huntington, New York 11743, and serves pursuant to an agreement with the Fund (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, the Administrator will assist in the Fund's administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain the Fund's operating expense budget.

Fund Operating Expenses

                  In addition to the management fee payable to the Investment Manager, the Fund is responsible for its operating expenses, including:
(i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums;
(iv) compensation and expenses of, directors other than those affiliated with the Investment Manager; (v) legal and audit expenses; (vi) fees and expenses of the Custodian, shareholder service or Transfer Agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to stockholders; (ix) other expenses incidental to holding any stockholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor;
(xi) Rule 12b-1 fees paid by the Fund in connection with the Distribution Plan;
(xii) service fees paid by the Fund in connection with the personal service and/or maintenance of shareholder accounts; and (xiii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

                  The Management Contract states that in connection with its duties to arrange for the purchase and the sale of securities and futures held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Investment Manager shall select such registered broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Investment Manager is authorized in the Management Contract to consider the reliability, integrity and financial condition of the brokers.
The Investment Manager also is authorized by the Management Contract to consider whether the brokers provide brokerage and/or research services to the Fund and/or other accounts of the Investment Manager.

                  The Management Contract states that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Investment Manager that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Investment Manager's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Investment Manager shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Management Contract provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Investment Manager shall be prepared to show that commissions paid (i) were for purposes contemplated by the Management Contract;
(ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Investment Manager also is authorized to consider sales of shares of the Fund and/or of any other investment companies for which the Investment Manager acts as Investment Manager or advisor as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

                  The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and, information assisting the Fund in the valuation of the Fund's investments. The research which the Investment Manager receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

                  The debt securities which will be the principal component of the Fund's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                  Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable. Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

PURCHASE AND REDEMPTION OF SHARES


                  The procedures for purchasing shares of the Fund are summarized in the prospectus under "How to Purchase Shares" and the procedures for redemption of shares are summarized in the prospectus under "How to Redeem Shares." Investors may now elect to purchase shares through the continuing automatic transfer plan as described in the prospectus.


                  The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one stockholder. The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a stockholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

                  Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than the original date of purchase. The investor is responsible for such loss and the Fund may reimburse itself or selected broker-dealers for such loss by automatically redeeming shares from any account registered in that stockholder's name, or by seeking other redress.

Determination of Net Asset Value

                  The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days:
New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                  The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time. The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Fund's Board of Directors. Short-term debt securities which mature in more than 60 days are valued at current market quotations. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.

                  Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent. The value of other property owned by the Fund shall be determined in a manner which, in the discretion of the valuing agent of the Fund, most fairly reflects fair market value of the property on such date.

                  Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


RETIREMENT PLANS

                  The Fund has made available an Individual Retirement Plan which is obtainable from selected broker-dealers or the Transfer Agent. The minimum investment required to open an IRA for investment in shares of the Fund is $250 for an individual except that both the individual and his or her spouse would be able to establish separate IRAs.

                  If you are under age 70-1/2, you can contribute up to the lesser of $2,000 or 100% of your compensation annually to an IRA. If your spouse is not employed, contributions of up to $2,000 may be made annually for each spouse (totaling $4,000) if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to IRAs are tax deductible only if you and your spouse are not covered by existing qualified retirement plans or, if covered, your incomes do not exceed certain amounts. However, whether your contributions are deductible or not, the income and capital gains on your IRA are not taxed until they are withdrawn. Investors should consult their own tax advisors about the establishment of retirement plans.

                  Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) plans which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $50 and a $50 minimum for additional investments.


DIVIDENDS, DISTRIBUTIONS AND TAXES

General

                  The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and generally intends to take all other action required to insure that little or no federal income or excise taxes will be payable by the Fund. If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its stockholders.

                  The Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will be subject to a tax of 34% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom
(1) will be required to include in income for tax purposes as long-term capital gains, such stockholders' share of such undistributed amount; (2) will be entitled to credit proportionate share of the tax paid by the Fund against federal income tax liability and to claim the Fund to the extent the credit exceeds such liability; and (3) will increase basis in shares of the Fund by an amount equal to 66% of the amount of undistributed capital gains included in such stockholder's gross income.

                  Under the Code, amounts not distributed on a timely basis in accordance with certain distribution requirements are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute, during each calendar year, an amount equal to, at the minimum, the sum of
(1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year; and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to stockholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

                  Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than 12 months. Gains or losses on the sale of securities held for 12 months or less will be short-term capital gains or losses.

                  The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company.

                  Current federal tax law requires the holder of a security issued with "original issue discount" (including a zero coupon U.S. Treasury security) to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. A security has "original issue discount" if its face amount at maturity exceeds its issue price by more than a de minimis amount. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Distributions

                  Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. stockholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction. Stockholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund of current or accumulated earnings and profits, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Sales of Shares

                  Upon a sale or exchange of his or her shares, a stockholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.

                  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the stockholder with respect to such shares.

Backup Withholding

                  The Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder's federal income tax liability.

Foreign Withholding Taxes

                  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

                  If more than 50% of the Fund's assets at year-end consist of the debt and equity securities of foreign corporations, the Fund intends to qualify for and make the election permitted under Section 853 of the Code, but there can be no assurance that it will qualify. If the Fund makes such elections, the stockholders may claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes that the Fund paid to foreign countries (which taxes relate primarily to investment income). A stockholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which stockholders may not get full credit for the amount of foreign taxes so paid by the Fund. Stockholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Stockholders are urged to consult their attorneys or tax advisors regarding specific questions as to federal, state or local taxes.

                  The Corporation reserves the right to offer investors a range of investment opportunities by providing a choice of investments in various portfolios and, consequently, the right to create and issue a number of different series shares each of which relate to the assets of the separate portfolios. In such case the shares of each series would participate equally in the earnings, dividends and assets of a particular portfolio and would vote separately to approve management agreements or changes in investment policies. However, shares of all series would vote together in the election or selection of directors, principal underwriters and accountants and on any proposed material amendment to the Corporation's Certificate of Incorporation. For federal tax purposes, each "fund" of a series is treated as a separate corporation.

                  Upon liquidation of the Fund or any series, stockholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such stockholders.

INVESTMENT PERFORMANCE INFORMATION

                  The Fund may furnish data about its investment performance in advertisements, sales literature and reports to stockholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Fund may also furnish total return calculations for these and other periods based on investments at various sales charge levels or net asset value.

                  Quotations of yield will be based on the investment income per share earned during a particular 30-day (or one month) period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                 2[( a-b + 1)6 - 1]
                  YIELD =            ---
                                     cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period.

                  Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns and yields may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

                  In connection with communicating its yield or total return to current or prospective stockholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

                  Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund), and are calculated pursuant to the following formula:

                                P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Advisor) on an annual basis and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.

GENERAL INFORMATION

                  The Fund, incorporated in the State of Maryland on October 24, 1990, is authorized to issue 2,000,000 shares of common stock, $.01 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings assets and voting privileges. There are no conversion, preemption or other subscription rights. Under the Fund's Certificate of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the board may determine. Each share of the Fund outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of directors.

                  The Corporation will hold an annual stockholder meeting each year. Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Fund's outstanding shares. The directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that stockholders will receive communication assistance in connection with calling such a meeting. At any meeting of stockholders duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

                  The Fund's organizing documents have been filed with the SEC as exhibits to the Fund's registration statement and can be found at the SEC or at the Fund's principal office or at the offices of the Fund's legal counsel.

                  Other than elections of directors, which is by plurality, any matter for which stockholder approval is required by Maryland General Corporation Law and the 1940 Act, requires the affirmative vote of at least a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

FINANCIAL STATEMENTS


                  The Fund's audited financial statements were filed with the SEC on March 4, 1996 as part of the Fund's annual report. The Fund's unaudited financial statements were filed on Form N-SAR with the SEC on August 28, 1996 as part of the Fund's Semi-Annual Report to Shareholders. The financial statements contained in such annual and semi-annual reports are incorporated by reference herein.

APPENDIX--DESCRIPTION OF RATINGS

               APPENDIX A TO STATEMENT OF ADDITIONAL INFORMATION

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

                  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics, as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or there may be marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P'S") CORPORATE DEBT RATINGS

                  AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.
AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BBB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Cl: The rating Cl is reserved for income bonds on which no interest is being paid.
D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

                  aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

                  AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.
BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B,
CCC: Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

                  PLUS (+) OR MINUS (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.


                  (a)      Financial Statements.  Included in Part A of the Registration Statement:
                                    Table of Fees and Expenses
                                    Financial Highlights

                           Included in Part B of the Registration Statement:
                                    Audited financial statement dated
                                    December 31, 1995

                  (b)      Exhibits:

                           (1)      Articles of Incorporation5** and Articles of Amendment5
                           (2)      By-Laws6
                           (3)      Not Applicable
                           (4)      Specimen Stock Certificate5
                           (5)      Management Agreement5
                           (6)      Distribution Agreement5
                           (7)      Not Applicable
                           (8)      Custodial Services Agreement7
                           (9)      Fund Accounting Service Agreement, Shareholder
                                    Servicing Agent Agreement, Administration Services
                                    Agreement and Related Agreement5
                          (10)      Opinion and Consent of Counsel5
                          (11)      Consent of Accountants5
                          (12)      Not Applicable
                          (13)      Subscription Agreement5
                          (14)      IRA Disclosure Documents
                          (15)      Distribution Plan8***
                          (16)      Not Applicable


Item 25. Persons Controlled by or under Common Control with Registrant.

           See "Management" in Part A of this Registration Statement.


----------------------
5  Filed previously by amendment.

6 Filed previously by amendment and revised By-Laws filed by Post-Effective Amendment.

7 Filed previously by amendment. The Custodial Services Agreement with the Fund's new custodian, Star Bank, is attached.

8 Filed previously by amendment and revised Distribution Plan filed by Post-Effective Amendment.

Item 26. Number of Holders of Securities.

                  As of December 18, 1996, the approximate number of holders was:


                              (1)                                   (2)
                           Number of
                        Title of Class                        Record Holders
                        --------------                        --------------
                            Common                                 1,532


Item 27. Indemnification.

                  The basic effect of the respective indemnification provisions of the Registrant's Articles of Incorporation and By-Laws and section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant, the Investment Manager and selected broker-dealers, to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, Investment Manager and selected broker-dealers pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, office or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Investment Manager and selected broker-dealers in connection with the shares being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisor.

                  Reference is made to Part A of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Investment Manager.

Item 29. Principal Underwriters.

                  The Fund has no principal underwriters and has adopted a Distribution Plan pursuant to section 12 of the Investment Company Act of 1940 and Rule 12b-1 thereunder.

Item 30. Location of Accounts and Records.

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession of Registrant and Registrant's custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian.

Item 31. Management Services.

                  The Registrant is not party to any management-related services contract not discussed in Part A or Part B hereof.

Item 32. Undertakings.

                  Registrant undertakes to provide its Annual Report to Shareholders without charge to any recipient of its Prospectus who requests the information.

                  Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURE


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Port-of-Spain, Country of Trinidad and Tobago, on the 31st day of October, 1996.

                                  THE CHACONIA INCOME & GROWTH FUND, INC.

                                  BY /s/ R F NELSON
                                     ----------------------------
                                     Rolston F. Nelson, Chairman

                  KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Rolston F. Nelson, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intends and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

                  Pursuant to the requirements of the Securities act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

---------------------------------------------- ----------------------------------- -------------------------
                  Signature                                  Title                           Date
---------------------------------------------- ----------------------------------- -------------------------
      /s/  R F NELSON
--------------------------------
           Rolston F. Nelson                   Director                            October 31, 1996
---------------------------------------------- ----------------------------------- -------------------------

---------------------------------------------- ----------------------------------- -------------------------
                  Signature                                  Title                           Date
---------------------------------------------- ----------------------------------- -------------------------
         /s/ CLARRY BENN
---------------------------------
             Clarry Benn                       President and Director              October 31 , 1996
---------------------------------------------- ----------------------------------- -------------------------
        /s/  JOHN A. COLE
--------------------------------
             John A. Cole                      Director                            October 31, 1996
---------------------------------------------- ----------------------------------- -------------------------
      /s/ ROOSEVELT WILLIAMS
--------------------------------
          Roosevelt Williams                   Director                            October 31, 1996
---------------------------------------------- ----------------------------------- -------------------------

--------------------------------
         Renrick A. Nickie                     Vice President and Treasurer        October __, 1996
---------------------------------------------- ----------------------------------- -------------------------

--------------------------------
          Ulice Payne, Jr.                     Secretary                           October __, 1996
---------------------------------------------- ----------------------------------- -------------------------

                                 Exhibit Index


                      Pursuant to Securities Act Rule 483


Exhibit 1     Articles of Incorporation and Articles of Amendment(9)

Exhibit 2     By-Laws(9)

Exhibit 4     Specimen Stock Certificate(9)

Exhibit 5     Management Agreement(9)

Exhibit 6     Distribution Agreement(9)

Exhibit 8     Custodial Services Agreement

Exhibit 9 Fund Accounting Service Agreement, Shareholder Servicing Agent Agreement, Administrative Services Agreement and Related Agreement(9)

Exhibit 10    Opinion and Consent of Counsel(9)

Exhibit 11    Consent of Accountants(9)

Exhibit 13    Subscription Agreement(9)

Exhibit 14    IRA Disclosure Documents(10)

Exhibit 15    Distribution Plan(9)



-------------------
   9        Incorporated by reference.

  10 The IRA Disclosure Documents will be amended to conform to recent changes in legislation.

                  The Chaconia Income & Growth Fund, Inc. (the "Fund") is incorporating by reference Parts A, B and C of Pre-Effective Amendment No. 5 to the Registration Statement of the Fund, file nos. 33-37426 and 811-6194, dated March 19, 1993.